Confidential Treatment Requested by Environmental Solutions Worldwide, Inc.


                                 LEASE AGREEMENT

      THIS AGREEMENT OF LEASE, ( the "Lease") made as of the last date endorsed hereon ("Effective Date"), by and between NAPPEN & ASSOCIATES, A PENNSYLVANIA LIMITED PARTNERSHIP, T/A 309 DEVELOPMENT COMPANY ("Lessor")

                                      A N D

      ESW AMERICA, INC., A DELAWARE CORPORATION, DULY REGISTERED TO DO BUSINESS IN THE COMMONWEALTH OF PENNSYLVANIA ("Lessee").

      Lessee and Lessor, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound hereby, agree as follows:

      1. LEASE AND PREMISES.

            A. Lessor hereby demises and leases to Lessee and Lessee hereby hires from Lessor that certain premises situate in Montgomery Township, Montgomery County, Pennsylvania, known and numbered Lot No. 2, Bethlehem Pike Industrial Center, together with the building ("Building"), as shown on layout plan marked Exhibit "A", containing approximately 40,220 sq. ft., more or less, and improvements constructed thereon, such ground, Building and improvements being hereinafter called the "Premises".

            B. Lessee acknowledges that it has inspected the Premises and leases the same in the condition existing on the Effective Date. Notwithstanding anything set forth herein to the contrary, Lessor, at Lessor's sole cost and expense, shall, prior to the Lease Commencement Date, provide the leasehold improvements shown on Exhibit "B". ("LR Tenant Improvements")in accordance with all applicable laws and regulations. Lessor warrants and agree that HVAC system of the Building has sufficient capacity to heat and cool the building as represented on Exhibit "C" attached to reasonably established standards.

            C. The Premises shall be occupied and used for office, warehouse and light manufacturing, in accordance with applicable laws, ordinances and regulations. Under no circumstances whatsoever may the Premises be used in whole or in part for personal, family, residential or household purposes.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      2. TERM.

            A. The term of this Lease shall be five (5) years,16 days commencing December 15th, 2004 ("Lease Commencement Date") and expiring at 11:59 p.m. on December 31st, 2009, unless extended, renewed or previously terminated, as hereinafter set forth. For purposes of this Lease the date of expiration of the latest term, Renewal Term (as hereinafter defined) or Extension Term (as hereinafter defined) of this Lease shall be termed the "Lease Termination Date".

            B. If Lessee remains in possession of the Premises, (including failure to restore the same to the condition required hereunder being deemed to constitute possession of the Premises) after the Lease Termination Date, (a "Holding Over"), without the prior written consent of Lessor, such Holding Over shall create a Holding Over tenancy from month to month, commencing on the day after the Lease Termination Date (the "Holdover Term"), with respect to the Premises on all of the same terms and conditions as are in effect on the last day of the preceding term, except that the monthly installment of Minimum Annual Rent payable during each Holdover Term shall be increased to an amount equal to three times the monthly installment of Minimum Annual Rent in effect on the last day of the preceding term (the "Holdover Rent"). Notwithstanding anything set forth to the contrary, Lessor may cancel the Holdover Term at any time within such Holding Over tenancy upon five (5) days prior notice to Lessee, but such cancellation notwithstanding, Holdover Rent shall accrue and shall be payable by Lessee until such time ("Restoration Date") as Lessee vacates fully the Premises and restores the same to the condition required hereunder.

            C. Lessor shall not be liable to Lessee in any respect in the event that Lessor is unable to complete the LR Tenant Improvements by December 15th 2004, provided Lessee shall not be required to pay any installment of Minimum Annual Rent (as hereinafter defined) or Additional Rent (as hereinafter defined) until such time as Lessor substantially completes the LR Tenant Improvements (i.e., the LR Tenant Improvements are completed to the extent, Lessee can use the Premises for the purposes set forth in Sub-Article 1(C)).

            D. Lessee is hereby granted a license to occupy the Premises for the period commencing November 1, 2004, and ending December 14th, 2004 at Midnight. ("License Period"). During the License Period, all of the terms and conditions of this Lease shall be in full force and effect with the exception of Paragraph 3, INFRA., so that no Minimum Annual Rent will be payable during the License Period, and Paragraph 4, INFRA., so that no Additional Rent will be payable during the License Period.

      3. MINIMUM ANNUAL RENT.

            The minimum rent for the period commencing December 15th 2004 and ending December 31st 2004 shall be *** Dollars to be paid at the time of signing this Lease. The minimum annual rent thereafter, ("Minimum Annual Rent") payable by Lessee to Lessor shall be *** per year, lawful money of the United States of America, payable in monthly installments in advance during the balance of the term of this Lease in sums of *** on the first day of each month, commencing January 1st, 2005.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      4. ADDITIONAL RENT.

            As Additional Rent ("Additional Rent") hereunder, Lessee shall pay Lessor the following on or before the date such additional payment shall become due, but not later than ten (10) days from rendition of a bill therefor (unless otherwise set forth herein):

            A. All "Taxes" (as hereinafter defined) assessed or imposed upon the Premises during the term of this Lease and any Extension Term or Renewal Term or applicable to the Premises during the term of this Lease, including penalties thereon, as indicated by bills of taxing authorities. The amount due hereunder on account of such Taxes shall be apportioned for that part of the first and last calendar years covered by the original term, Renewal Term or Extension Term hereof as regards county and township real estate taxes and for that part of the first and last July 1st fiscal years covered by the original term, Renewal Term or Extension Term hereof regarding school real estate taxes. On or before the Lease Commencement Date, Lessee shall pay Lessor the pro rated portion of the township and county taxes on the Premises for the calendar year in which the Lease Commencement Date occurs and the pro rated portion of school real estate taxes on the Premises for the July 1st fiscal year in which the Lease Commencement Date occurs. Lessor shall promptly forward to Lessee all bills received by Lessor for such Taxes and the amount of such Taxes shall be paid by Lessee to Lessor at least one (1) month before the expiration of the net payment period for said Taxes and before penalties are assessed. In the event Lessee desires to take advantage of any early payment discount, said tax payment shall be paid by Lessee to Lessor at least one (1) month before the expiration of any discount period. A bill submitted by Lessor to Lessee shall be conclusive evidence of the amount of Taxes assessed or levied as well as the items taxed.

            "Taxes" as utilized in this Lease shall mean all taxes, assessments and charges of whatsoever nature levied upon or with respect to the Premises or Lessor's ownership interest in the Premises. "Taxes" shall include, without limitation, all general real property taxes and general and special assessments, charges, fees, or assessments for transit, housing, police, fire or other governmental services or purported benefits inuring to the Premises, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into and/or maintaining this Lease or any other lease of space on the Premises, or the use or occupancy of the Premises or any part thereof, or on the rent payable under any lease or in connection with the business of leasing the Premises, including, but not limited to, business privilege taxes that have been, or are now, or hereafter levied or assessed against Lessor by the United States of America, the Commonwealth of Pennsylvania or any political subdivision, political corporation, district or other political or public entity, whether quasi in nature or otherwise, but not including any federal or state income tax levied solely on Lessor's income generally. "Taxes" does not include transfer taxes of any nature whatsoever arising from the purchase, sale or lease of any real property or taxes levied on any other property owned by Lessor.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            Lessee at all times shall be responsible for and shall pay before delinquency, all municipal, county, state or federal taxes assessed against any leasehold interest or any personal property of any kind, owned, installed or used by Lessee.

            Lessee, at its sole cost and expense, and after having given twenty
(20) days prior written notice to Lessor, may contest by appropriate legal proceedings, promptly instituted and thereafter conducted in good faith with due diligence, the amount or validity, in whole or in part of any Taxes; provided, however, Lessee shall have at the time of giving notice to Lessor, contemporaneously deposited with Lessor such financial security, by certified funds or an irrevocable letter of credit, for payment of the contested Taxes, said amount deposited with Lessor to equal one hundred twenty percent (120%) of the total contested Taxes, including interest and penalties, or other security as may reasonably be required by Lessor.

            B. All sums which may become due by reason of the failure of Lessee to comply with any of the terms, covenants and conditions of this Lease to be kept and observed by Lessee, and any and all damages and costs and expenses (including without limitation thereto, reasonable attorney's fees) which Lessor may suffer or incur by reason of any default of Lessee and any damages to the Premises caused by any act or omission of Lessee together with interest to the date of payment at a rate per annum equal to five hundred (500) basis points above the prime interest rate (Prime + 5%) of First Union National Bank, Philadelphia, Pennsylvania, or its successor, in effect during the period said payment is due.

            C. The premiums for insuring the Premises, including alterations, additions and improvements other than Lessee's fixtures and equipment against loss or damage by fire, all extended coverage, and rental value insurance (covering twelve (12) months' rental on a fully gross basis) for the full, fair and insurable value thereof, exclusive of foundations, excavations, and pavement, and insuring Lessor against liability for bodily injury (including death), personal injury and property damage. The premiums shall be pro-rated for such portion of the term of the Lease that is included within any period in which an insurance policy is in effect.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            D. Upon the written request of Lessor's mortgagee, Lessee will pay to Lessor, together with each monthly installment of Minimum Annual Rent, an amount equal to one-twelfth of the aggregate annual amount of (I) the taxes referred to in subparagraph A hereof and (ii) the insurance premiums referred to in subparagraph C hereof, all as estimated by Lessor; such amounts shall be held in escrow by Lessor or transmitted to any Mortgagee requiring such payments and applied on account of the taxes and insurance premiums as and when payments therefor are due. Without limitation of the foregoing, Lessee shall also pay to Lessor such additional amounts as Lessor's Mortgagee may request from time to time to provide a sufficient fund, at least thirty (30) days prior to the due date (or, in the case of any tax which may be paid in installments, the due date of the next installment thereof) for payment of such taxes and premiums. Any amounts held in escrow by Lessor pursuant to this paragraph may be deposited in a non-interest bearing account. Lessor may apply such deposit against any arrearage by Lessee in the payment of Minimum Annual Rent and/or Additional Rent. In the event Lessor assigns its interest in this Lease, Lessor shall have the right to pay the balance of such amounts then in its possession to the assignee, and Lessor shall thereupon be completely released from any liability with respect to such amounts.

            E. Lessee shall pay Lessor a management fee of *** per Lease Year, payable on the Lease Commencement Date and each anniversary thereof during the term of this Lease and any Extension Term or Renewal Term. Lessor shall provide Lawn mowing and shrubbery trimming at Lessee's sole cost and expense, as Additional Rent; providing in no event, however, shall Lessor be liable to Lessee for damages, including consequential damages, for any loss or damage sustained by Lessee due to, or alleged to be due to, failure to perform such work in a timely or proper manner.

            F. In the event Lessee requests any consents or approvals of Lessor and Lessor is obliged to expend counsel fees and costs by reason thereof, Lessee will reimburse Lessor for the counsel fees and costs incurred, as Additional Rent, within ten (10) days of submission of bills therefor.

            G. If Lessee does not pay any installment of Minimum Annual Rent or any item of Additional Rent on the day when the same shall become due and payable, and such failure shall continue for a period of ten (10) days, Lessee shall pay Lessor as Additional Rent a service charge at the rate of One and One-Half Percent (1-1/2%) per month (or such lesser charge as may be the legal maximum for a debtor of the same nature and character as Lessee in the jurisdiction which the Premises is located) on the amount of such installment of Minimum Annual Rent or item of Additional Rent or all of the same for each month or a portion of a month that the same shall remain unpaid; provided, however, that such charge shall in no event be less than *** for any month or a portion of a month that any installment of Minimum Annual Rent or item of Additional Rent shall remain unpaid. Such charge shall be in the form of Additional Rent for the purposes of defraying administrative expenses of Lessor and is not intended as a penalty against Lessee. The provision of this paragraph shall not preclude Lessor from exercising its options as set forth in any other sections of this Lease, or as provided by law.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      5. UTILITIES.

            Lessee shall heat the Premises at its own expense and shall also pay all charges of utility companies or public authorities for electricity, gas, telephone, water, steam, sewer service or other services or utilities furnished to the Premises. Under no circumstances shall Lessor be required to furnish or be responsible for the furnishing of or the failure of any utility companies or public authorities to furnish any utilities or any other service of any kind to the Premises or any part thereof.

      6. REPAIRS.

            A. Except as otherwise set forth herein, Lessee shall be responsible for all maintenance to the Premises and at Lessee's sole expense, shall make all necessary or appropriate repairs, replacements, renewals, and additions, interior and exterior, ordinary and extraordinary, foreseen and unforeseen, required to keep and maintain the Premises, including the Building and all Systems therein(as hereinafter defined), equipment and apparatus appurtenant thereto or used in connection therewith, in good order and condition including, but not limited to, parking lot and driveway repair, and maintenance, cleaning and snow and ice removal, but not replacement, in its entirety, of the parking lot and driveway macadam. Lessor shall be responsible, only, for maintenance to the roof and Structural (defined as "load bearing elements but not, exterior walls and window and door jambs and sills) portions of the Building, and replacement, in its entirety, of the parking lot and driveway macadam, if un-repairable by Lessee, not arising from the act or neglect of Lessee, its agents, servants, and business visitors, in accordance with the provisions of subparagraph B hereof. Pertaining to Lessee's responsibility to maintain the heating, air-conditioning, plumbing, electrical and sprinkler systems of the Premises ("Systems"), in addition to all required repairs and replacements, Lessee agrees that it shall, to the extent generally available, at its cost and expense, enter into a service contract or contracts with responsible service companies providing for at least two (2) semi-annual periodic inspections, and complete maintenance including all necessary parts and labor, commencing upon the Lease Commencement Date, which contract or contracts shall continue during the term of this Lease and any Renewal Term or Extension Term thereof and will be subject to the approval of Lessor, which Lessor agrees not to unreasonably withhold. A copy of said service contract shall be deposited with Lessor prior to the Lease Commencement Date and said contract must provide for at least fifteen (15) days' notice to Lessor prior to cancellation thereof. True and correct copies of all inspection reports received from the service contractor shall be furnished to Lessor no later than ten (10) days after receipt of same.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            B. Upon receipt of written notice from Lessee, Lessor agrees to proceed with due diligence to repair at its own cost and expense, any leaks in the roof, or make any repairs and replacements to the roof of the Building or make any repairs to the Structural portions of the Building, and replace, if un-repairable by Lessee,, the parking lot and driveway macadam, in its entirety, provided such repairs and replacement are not necessitated by any act or neglect on the part of Lessee, its agents, servants or business visitors. In no event, however, shall Lessor be liable to Lessee for damages, including consequential damages, for any loss or damage sustained by Lessee due to, or alleged to be due to, failure to make such repairs or replacement in a timely or proper manner. In the event Lessor fails to make said repairs or replacement within a reasonable time and in a proper manner, after notice by Lessee, Lessee may proceed to effect said repairs or replacement and Lessor shall repay Lessee the reasonable costs of said repairs or replacement, but Lessee may not set off the amount of such costs against any rent due to Lessor pursuant to the terms of this Lease. Provided, however, that within ten (10) days of receipt of any such bill for repairs, Lessor may submit the questions of the reasonableness of said bills and/or Lessor's responsibility to pay for same to arbitration before the American Arbitration Association in Philadelphia, Pennsylvania, and in accordance with the rules and regulations of the American Arbitration Association in Philadelphia, Pennsylvania. The decision of the arbitrators shall be final and binding upon the parties and shall be unappealable. The cost of arbitration shall be borne equally by the parties. Each party shall bear its own costs.

            C. Any repairs, replacements, renewals and additions, and any labor performed or materials furnished in, on or about the Premises shall be performed and furnished by Lessee and/or Lessor, as the case may be, in strict compliance with all applicable laws, regulations, ordinances and requirements of all duly constituted municipal authorities or other governmental bodies having jurisdiction over the Premises and the requirements of any board of underwriters having jurisdiction thereof.

      7. INSURANCE.

            A. LIABILITY.

                  Lessee shall provide and keep in force at its own cost and expense:

                  (I) Commercial General Liability Insurance, including Personal Injury, Bodily Injury Including Death, and Property Damage covering premises liability, independent contractors liability, and contractual liability, with minimum limits of coverage of One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) aggregate applicable to the Premises only.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                  (ii) Worker's Compensation Insurance in the full statutory amount.

                  (iii) All policies carried hereunder, providing liability coverage, will include Lessor as an additional named insured with respect to ownership of the Premises.

            B. LESSEE'S PERSONAL PROPERTY. Lessee shall keep its personal property and trade fixtures in the Premises insured with "all risks" insurance in an amount to cover 100% of the replacement cost of the property and fixtures.

            C. Insurance policies required by this Lease shall:

                  (I) Be issued by insurance companies licensed to do business in the State of Pennsylvania, with general policyholder's ratings of at least A and a financial rating of at least XI in the most current Best's Insurance Reports available on the date of issuance. If the Best's ratings are changed or discontinued, the parties shall agree to an equivalent method of rating insurance companies;

                  (ii) Provide that the insurance not be cancelled or materially changed in scope or amount of coverage unless thirty (30) days advance notice is given to the Lessor;

                  (iii) Be primary policies -- not contributing with, or in excess of the coverage that the Lessor may carry;

                  (iv) Be permitted to be carried under a "blanket policy". However, a specific minimum limit must be listed which is applicable to the Premises and acceptable to the Lessor.

                  (v) Be maintained during the entire term and any Extension Term or Renewal Term of this Lease.

            D. By the Lease Commencement Date and prior to Lessee entering possession of the Premises, and upon each renewal of its insurance policies, Lessee shall provide certificates of insurance to Lessor by notice hereunder. The certificates shall specify amounts, types of coverage, the waiver of subrogation, specified in Paragraph 16 hereof, and the insurance criteria listed in this paragraph 7. The policies shall be renewed or replaced and maintained by Lessee. If Lessee fails to give any required certificate within the time provided herein, Lessor may obtain and pay for that insurance and receive reimbursement from Lessee as Additional Rent, any other provision of this Lease notwithstanding.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      8. DESTRUCTION OF PREMISES.

            A. TOTAL DESTRUCTION OF BUILDING. In the event the Building is totally destroyed or so damaged by fire or other casualty covered by a policy or policies of insurance maintained by Lessor that the same cannot be repaired and restored within ninety (90) days from the happening of such injury, the current term of this Lease shall absolutely cease and terminate and the Minimum Annual Rent and Additional Rent shall abate for the balance of the term. Nothing contained herein shall be construed to affect Lessor's right to collect the proceeds of rental value insurance on the Building.

            B. PARTIAL DESTRUCTION OF BUILDING. If the damage covered by a policy or policies of insurance maintained by Lessor, be only partial and such that the Building can be restored to approximately its former condition within ninety (90) days from the date of the casualty loss, Lessor may, at Lessor's option, restore the same with reasonable promptness, reserving the right to enter upon the Premises for that purpose or terminate the current term of this Lease. Lessor also reserves the right to enter upon the Premises whenever necessary to repair damage caused by fire or other casualty to the building of which the Premises is a part if the building is a multi-tenant building, even though the affect of such entry be to render the Premises or part thereof untenantable. The rent shall be apportioned and suspended during the term that any portion of the Premises is untenantable, taking into account the ratio of the untenantable portion to the total Premises and the duration of such untenantability. Nothing contained herein shall affect or limit Lessor's right to collect the proceeds of any rental value insurance on the Premises. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right to proceed by law to recover the excess payment, if any.

            C. In the event of a total casualty loss of the Building, Lessor shall, within a reasonable time thereafter, give Lessee notice in writing of other un-rented space owned by Lessor in proximity to the Premises("Offer Notice").Within ten (10) days of the date of receipt by Lessee of Lessor's Offer Notice (" Acceptance Period"), Lessee shall have the first option to lease any space specified in the Offer Notice by giving notice to Lessor of acceptance of the Offer Notice and the space accepted ("Substituted Space"). If Lessee accepts the Offer Notice, by written acceptance received by Lessor on or before the end of the Acceptance Period, the parties shall execute a Lease Amendment Agreement, substituting the Substituted Space for the Premises, for the balance of the term of this Lease, with the same provisions, except that the Minimum Annual Rent shall be adjusted by the square footage of the Substituted Space multiplied by the per square foot Minimum Annual Rent applicable to the Premises, hereunder. Notwithstanding anything set forth herein to the contrary, this right of first refusal shall terminate absolutely in the event Lessee has not properly exercised this option by written acceptance received by Lessor on or before the end of the Acceptance Period.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            D. Lessor shall not be liable for any damage, compensation or claim by reason of the necessity of repairing any portion of the Premises, the interruption of the use of the Premises, any inconvenience or annoyance arising as a result of such repairs or interruption or the termination of this Lease by reason of damage or destruction of the Premises or any part thereof.

      9. CONDEMNATION.

            A. TOTAL CONDEMNATION. In the event the entire Premises is taken or condemned by any public or quasi-public authority exercising the right of eminent domain, the term of this Lease shall terminate as of the date the condemning authority takes possession of the Premises, with the same force and effect as though such date were the date fixed herein for expiration of the term. The entire amount of any award for such taking shall belong to the Lessor, except for moving, business interruption expenses, and damages to Lessee's personal property, if any, awarded directly to Lessee and Lessee hereby waives any other right it may have to any portion of such award.

            B. PARTIAL CONDEMNATION. In the event that a portion of the Premises, but not the entire Premises is taken or condemned for a public or quasi-public use, the Minimum Annual Rent herein shall abate equitably in proportion to the area of the building on the Premises condemned as of the date on which the condemning authority shall take possession of the condemned property. Provided, however, that if the condemnation was so extensive that the Premises is not suitable for Lessee's use as set forth herein, the taking shall be considered a total taking and subparagraph A above will apply. The entire amount of any award for such taking shall belong to Lessor except for moving, business interruption expenses and damages to Lessee's personal property, if any, awarded directly to Lessee and Lessee hereby waives any other right it may have to any portion of such award. If the parties are unable to agree as to whether any taking is so substantial as to constitute a total taking for the purposes of this Lease, or as to the amount of abatement of rent after a partial taking, the matter shall be submitted to arbitration in Philadelphia, Pennsylvania, in accordance with the rules of the American Arbitration Association then in force and the decision of the arbitrators shall be final and binding on both parties.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            C. If the condemning authority should take only the right to possession for a fixed period of time or for the duration of an emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this Lease shall continue in full force and effect without any abatement of rent and the amounts payable by the condemning authority with respect to any period of time prior to the expiration or sooner termination of this Lease (not exceeding the Minimum Annual Rent and Additional Rent paid by Lessee to Lessor during said period of time) shall be paid by Lessor to Lessee out of the amount of any condemnation award received by Lessor.

      10. USE AND COMPLIANCE WITH REGULATIONS.

            A. Lessee hereby covenants and agrees that it will at no time use the Premises for any other use or purpose than lawful purposes. Lessee further agrees that it will at no time use the Premises in any manner which may be deemed a violation of any municipal (including but not limited to township authorities, regulatory agencies and water and sewer authorities), state or federal law, rules, regulations or requirements. Lessee shall comply at its sole cost and expense with any and all municipal, state and federal rules, regulations, requirements or laws, including additional installations which may be required, covering Lessee's specific use and occupancy of the Premises; Lessor shall comply, at its sole cost and expense with any and all municipal, state and federal rules, regulations, requirements or laws, and/or additional installations covering buildings and property generally, without regard to Lessee's specific use and occupancy thereof. Lessor represents and warrants that the applicable zoning ordinances permit Lessee's intended use of the Premises as specified in Paragraph 1(C) hereof. The applicable use and occupancy regulations of Montgomery Township, Montgomery County, Pennsylvania, require a tenant to be in possession of its space and set up for operation before making application for a certificate of occupancy ("CO") and the necessary township inspection. Accordingly, Lessee shall take possession of the Premises, set up its operation and promptly thereafter, make application to Code Enforcement Officer of Montgomery Township for a CO for the Premises and obtain any required CO. Lessee shall provide Lessor with a true and correct copy of its CO promptly after issuance, by notice hereunder. In the event issuance of a CO is withheld by reason of any condition of the Premises not related to Lessee's specific use and occupancy, Lessor, at its sole cost and expense, shall promptly use its best efforts to rectify this condition and otherwise will cooperate with Lessee and render reasonable assistance to Lessee for issuance of the CO. Lessee hereby agrees to protect, indemnify and save Lessor harmless from and against any and all loss, damage, expense, cause of action, suits, demands, judgments and claims of any nature whatsoever arising as a result of Lessee's breach of the covenants contained in this paragraph, in addition to any other indemnification provisions set forth in this Lease. Lessee shall deposit no process wastes into the sanitary sewer system serving the Premises and agrees that only sanitary waste shall be inserted into the sanitary sewer system. Two (2) EDU(s) of sanitary sewer capacity has been allocated to the Premises and Lessee shall not exceed said allocation. Without limiting the generality of the foregoing, Lessee, at its sole cost and expense shall comply with U.S. Department of Health and Human Services GUIDELINES FOR PROTECTING BUILDING ENVIRONMENTS FROM AIRBORNE CHEMICAL, BIOLOGICAL OR RADIOLOGICAL ATTACKS, (PUB. NO. 2002-139). See www.cdc.gov/niosh.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            B. As used herein, "Hazardous Substance" means any substance which is toxic, ignitable, reactive or corrosive and which is regulated by any local government, the State of Pennsylvania or the United States Government. Hazardous Substance includes any and all materials or substances which are defined as 'hazardous waste', 'extremely hazardous waste' or 'hazardous substance' pursuant to state, federal or local governmental laws or regulations. "Hazardous Substance" includes, but is not restricted to asbestos, polychlorinated biphenyls (PCBs) and petroleum. Lessee shall not cause or permit any Hazardous Substance to be used, stored, generated or disposed of on or in the Premises by Lessee, Lessee's agents, employees, contractors or invitees, without first obtaining Lessor's written consent, which may be withheld , delayed or conditioned at Lessor's sole and absolute discretion. If Hazardous Substances are used, stored, generated or disposed of on or in the Premises or if the Premises become contaminated in any manner for which Lessee is legally liable, Lessee shall indemnify, defend and hold harmless the Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including without limitation, a decrease in value of the Premises or the Building or the Lot, damages because of adverse impact on marketing of the Premises and any and all sums paid for settlement of claims, attorneys', consultant and expert fees) arising during or after the term hereof and arising as a result of such contamination by Lessee. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the Lot or any clean-up, removal or restoration mandated by a federal, state or local agency or political subdivision. In addition, if Lessee causes or permits the presence of any Hazardous Substance on the Premises and this results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing before the presence of any such Hazardous Substance on the Premises, provided, however, that Lessee shall first obtain Lessor's approval for any such remedial action. Within ten (10) days after receipt, Lessor and Lessee shall advise the other party in writing and provide the other party with copies of (as applicable), any notices alleging violation of any law or regulation relating to any Hazardous Substance upon any portion of the Premises, the Building or the Lot; any claims made or threatened in writing regarding non-compliance with any law or regulation involving the presence of any Hazardous Substance on any portion of the Premises, the Building or the Lot; or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with any law or regulation involving any Hazardous Substance upon any portion of the


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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Premises, the Building or the Lot. If Lessor has reasonable cause to believe that the Premises is in violation of any of the provisions of this Article 10
(B) , Lessor shall, upon prior notice to Lessee, have the right, but no obligation, at any time that is reasonable under the circumstances: (i)to enter upon the Premises, take samples, review Lessee's books and records for any notices related to environmental violations, interview Lessee's employees and officers; (ii) either, cause environmental site assessments in accordance with ASTM Standard E-1527-97 (as amended, from time to time, (the "ESA's") to be performed, or require Lessee to cause the ESA's to be performed and provided to Lessor within a reasonable time; and (iii) conduct such other activities as Lessor, in its sole and absolute discretion, deems appropriate, ((i),(ii) and (iii) being referred to herein as the "Audit". Lessee shall cooperate fully in the conduct of the Audit. Lessor shall not unreasonably disturb the normal operation of the Premises in the course of the Audit. Lessee shall, upon demand, pay, as Additional Rent all costs and expenses of Lessor connected with the Audit if it discloses the need for any remedial work. Prior to the Lease Commencement Date, and thereafter, promptly, following notice from Lessor, Lessee shall provide Lessor with true and correct copies of all documents concerning Hazardous Substances which are, or will be, stored, used, consumed or generally are, or will be, present on the Premises, including, but not limited to, all material safety data sheets, manifests, programs, manuals, reporting procedures, warnings, instructions or other documents. Where materials generated by Lessee are disposed of off of the Premises, Lessee agrees that Lessor is not the owner of the materials, and indemnifies and holds Lessor harmless for any costs incurred in defending and paying for any action where it is alleged that Lessor is the owner of the materials.

            C. Within ten (10) days after receipt, Lessor and Lessee shall advise the other party in writing and provide the other with copies of (as applicable), any notices alleging violation of the Americans with Disabilities Act of 1990 ("ADA") relating to any portion of the Premises, the Building or the Lot; any claims made or threatened in writing regarding non-compliance with the ADA and relating to any portion of the Premises, the Building or the Lot; or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with the ADA and relating to any portion of the Premises, the Building or the Lot.

      10.1 LESSOR'S ENVIRONMENTAL REPRESENTATION

            A. Lessor warrants and represents that to the best of its knowledge information, and belief, no Hazardous Substances exist upon the Premises, as of the Effective Date.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            B. Lessor shall reimburse Lessee for all out of pocket costs incurred by Lessee as a result of a breach of Lessor's environmental warranty and representation set forth in Subparagraph A.

      11. INDEMNIFICATION.

            A. The Lessee shall keep, save and hold harmless the Lessor from any and all losses, damages and liability for anything and everything whatsoever (i) arising from or out of the occupancy of the Premises and use of abutting and nearby common areas or any part thereof or any sidewalks, streets, driveways, right of way or roadways, adjacent or nearby thereto, during the term of this Lease, or any Renewal Term or Extension Term thereof, by or under the Lessee, the Lessee's agents, servants, contractors, sub-contractors, or business visitors, and (ii) from any loss or damage or liability ,as above described, arising from any fault or negligence by the Lessee or any failure on the Lessee's part to comply with any of the covenants, terms and conditions contained in this Lease, or regardless of Lessee's fault, except as otherwise provided in Article 16 , INFRA.

            B. Notwithstanding anything set forth herein to the contrary, in the event Lessor is held liable to an employee of Lessee (either an actual employee or one deemed to be an employee by operation of law) on account of work-related injuries sustained by such employee, Lessee shall be liable to Lessor for damages, contribution and indemnity in any action at law or otherwise. This subparagraph 11(B) shall constitute "a written contract" between Lessor and Lessee pursuant to Section 303(b) of the Workmen's Compensation Act, 77 P.S. (section)481(b).

      12. MECHANIC'S LIENS.

            Lessee shall not permit any mechanic's, materialmen's or similar liens to remain upon the Premises for labor or material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed on the Premises by, or at the direction of, or with the consent of Lessee, whether such work was performed or materials furnished before or after the commencement of the term of this Lease. Lessee may, however, contest the validity of any such lien or claim, provided Lessee shall give Lessor such reasonable security to insure payment and to prevent any sale, foreclosure or forfeiture of the Premises by reason of such non-payment as Lessor may require. Upon final determination of the validity of any such lien or claim, Lessee shall immediately pay any judgment or decree rendered against Lessee or Lessor with all proper costs and charges and shall cause such lien to be released of record without cost to Lessor.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      13. SUBORDINATION.

            A. This Lease shall be subordinate in all respects to the lien of any mortgage now or hereafter encumbering the Premises or any part thereof, with the same force and effect as if such mortgage had been executed, acknowledged, delivered and recorded prior to the execution of this Lease. The subordination contained in this Paragraph 13 is and shall be effective without the necessity of any further act or writing by either party hereto, but Lessee agrees that it will, immediately upon Lessor's request, and at no additional charge to Lessor, deliver such additional documents as any mortgagee may require to confirm such subordination. Lessee, at the request of any mortgagee or any one acquiring title to Lessor's estate or the Premises by foreclosure, deed in lieu of foreclosure or otherwise, shall attorn to the then owner and recognize such owner as Lessor for the balance of the term of this Lease, subject to all of the terms and provisions hereof. Such mortgagee or purchaser at said foreclosure sale shall not be:

            (1) Liable for any act or omission of Lessor;

            (2) Subject to any offsets or defenses which Lessee may have against the Lessor;

            (3) Bound by any rent or Minimum Annual Rent which the Lessee may have paid to the Lessor for more than the current month; or

            (4) Bound by any amendment or modification of the Lease made, without its consent.

            B. At Lessee's request, by notice hereunder, Lessor shall obtain a Subordination, Non-Disturbance and Attornment Agreement from Lessor's mortgagee in the mortgagee's standard form. Any fee charged for this agreement by the mortgagee shall be paid by Lessee as Additional Rent.

            C. Notwithstanding anything else contained herein to the contrary, any mortgagee of the Premises, shall have the option to subordinate its mortgage to this Lease by written notice to Lessor and Lessee, in which event this Lease shall thereupon become senior to the lien of such mortgage.

      14. ESTOPPEL CERTIFICATE.

            Lessee agrees to execute and deliver to any mortgagee or purchaser of the Premises immediately upon request, and at no additional charge to Lessor, an "Estoppel Certificate" stating the amount of rent due from Lessee hereunder, that this Lease remains in full force and effect without modification, any reasonable representations requested by said mortgagee or purchaser, and that Lessee has no setoffs against rent; or if this Lease has been modified, or if Lessee has any setoffs against rent, the exact nature of the modification and the precise amount of the setoffs.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      15. ASSIGNMENT AND SUBLETTING.

            Lessee may assign this Lease in whole or in part, under-let (including, but not limited to permitting or licencing third parties to maintain employees, personnel, inventory or other personal property on the Premises or any part thereof) and sublet all or a portion of the Premises providing the use and occupancy of the Premises of the assignee, underlessee or sublessee shall
(i) be no more hazardous than that of Lessee's present business; (ii) shall not involve construction of any Alterations and Improvements to the Premises; and
(iii) shall comply with zoning and all other governmental regulations and regulations of insurance underwriters. Provided further, Lessee shall obtain prior written approval from Lessor for any assignment, underletting or subletting, which shall not be unreasonably withheld. Lessor may specifically withhold consent to any assignment, underletting or subletting if the proposed assignee's, underlessee's or sublessee's projected use and occupancy of the
Premises: (y) involves the use, storage, generation or disposal of Hazardous Substances, as defined in subparagraph 10(B) of this Lease or (z) violates any provisions of subparagraphs 15 (i), (ii) or (iii), above. However, Lessee shall not be relieved of any liability or responsibility under the terms of this Lease by reason of such assignment, underletting or subletting. Neither Lessee, nor any assignee, underlessee or sub-lessee may assign, mortgage or pledge this Lease or any permitted sublease or underlease, as collateral, without an additional written consent by the Lessor, which consent may be withheld for any reason whatsoever, and without such consent no such assignment, mortgage or pledge shall be valid.

            An assignment of this Lease shall be deemed to have occurred if in a single transaction or a related or unrelated series of transactions, and whether Lessee is a corporation, partnership or other entity, more than fifty percent (50%) or more of the ownership interests in Lessee (whether shares, partnership interests, membership interests or other equity, and whether one or more classes thereof) are transferred, diluted, reduced, or otherwise affected with the result that the owners or holders on the date of this Lease of the ownership interests in each class of equity of Lessee together cease to own fifty percent (50%) or more of such equity. This section shall not apply to sale of shares of stock on the NASDAQ National Listings or the New York or American Stock Exchanges.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      16. WAIVER OF SUBROGATION.

            Lessor and Lessee hereby release each other and otherwise waive any claim that each may have against the other for damage to property which and to the extent such damage is covered by property insurance maintained, or required by this Lease to be maintained, by such party and further agree that all insurance policies which each of them shall carry to insure the Premises and the contents therein against casualty loss shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors and assigns.

      17. SECURITY DEPOSIT.

            Lessee shall have deposited with Lessor upon execution hereof, the sum of *** as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said security deposit, and interest earned thereon, for the payment of any rent or other charge in default or for the payment of other sums to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand thereof, deposit funds with Lessor, by good check, in an amount sufficient to restore said deposit to the full amount herein-above stated and Lessee's failure to do so shall be a material breach of this Lease. If Lessee is in default under this Lease more two
(2) times within any twelve (12) month period, irrespective of whether or not such default is cured, then, without limiting Lessor's other rights and remedies provided for in this Lease or at law or equity, or both, the Lessee, within ten
(10) days of notice from Lessor, shall deposit with Lessor such amount as is necessary to increase the deposit held by Lessor to two (2) times the amount held at the time of said notice. Lessor shall be required to keep said deposit separate from its general accounts, in an interest bearing account. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as had not theretofore been applied by Lessor, shall be returned to Lessee with interest earned thereon (or at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is granted herein between Lessor and Lessee with respect to said security deposit. In the event Lessee has performed all of its obligations hereunder without default during the first Lease Year, the security deposit shall be reduced to *** and Lessor shall refund, promptly, the difference.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      18. INSPECTION - ACCESS.

            A. Lessor may, at all reasonable times, by itself or its duly authorized agents, after reasonable notice to Lessee, except in the event of an emergency, go upon and inspect the Premises and every part thereof and/or at its option to make repairs, alterations and additions to the Premises or the building of which the Premises is a part. Provided, however, that Lessor agrees that it will not enter upon the Premises for repairs except during business hours, without the consent of Lessee, unless said repairs are of an emergency nature. Elective additions and alterations can only be made by Lessor without interfering with the Lessee's business.

      19. RIGHT OF ASSIGNEE.

            All rights granted to Lessor hereunder may be exercised by any assignee of Lessor's right, title and interest in this Lease in his, her or their name, any statute, rule of court, custom or practice to the contrary notwithstanding. In addition, upon such assignment, Lessor may pay over any security deposit hereunder to said assignee and upon said payment, all obligations of Lessor to Lessee pertaining to said security deposit shall terminate. In addition, upon assignment of Lessor's interest herein to an assignee, any obligations of Lessor hereunder shall cease and terminate and said Assignee shall be responsible therefor to Lessee.

      20. RESTRICTIONS ON FLOOR AND WALL LOADS.

            Lessee shall not place a load on any floor or wall of the Premises which is greater than the floor load per square foot or wall load per square foot respectively which such floor or wall respectively was designed to bear and which is permitted by law.

      21. SIGNS.

            Lessee may erect reasonable signs which will not damage or injure in any way the roof of the Building or any other portion of the Building and will not detract from the appearance of the Premises and surrounding environments, having first obtained Lessor's permission, said permission to not be unreasonably withheld. Lessee shall conform, at its sole cost and expense, with all governmental rules and regulations, with respect to Lessee's sign, and will save Lessor harmless from any mechanic's lien claim or claims for personal injury or property damage arising from the erection, provision, installation or maintenance and removal of said sign. At the termination of this Lease, Lessee shall remove all signs and shall restore the Premises to its original good condition, at Lessee's sole cost and expense.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      22. QUIET ENJOYMENT.

            Notwithstanding anything herein contained to the contrary, Lessee's possession and quiet enjoyment of the Premises will not be interfered with by Lessor or any person claiming by, through or under Lessor or by any predecessor of Lessor so long as Lessee complies with the terms of this Lease and is not in default hereunder.

      23. EVENTS OF DEFAULT - REMEDIES.

            A. The following events or any one or more of them shall be events of default under this Lease:

                  (i) Lessee shall fail to pay any Minimum Annual Rent, Additional Rent or other sums payable hereunder when the same are due and payable; or

                  (ii) Lessee shall fail to perform or comply with any of the other terms, covenants, agreements or conditions hereof; or

                  (iii) Lessee shall make a general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of its property; or

                  (iv) If within sixty (60) days after commencement of any proceedings against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation or dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed or, if, within sixty (60) days after the appointment without the consent or acquiescence of Lessee of any trustee, receiver or liquidator of Lessee or any material part of its properties, such appointment shall not have been vacated

                  (v) Lessee shall vacate the Premises in violation of Paragraph 28 hereof.

            B. In the event of any such event of default (regardless of the pendency of any proceeding which has or might have the effect of preventing Lessee from complying with the terms of this Lease) Lessor at any time thereafter may exercise any one or more of the following remedies:


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                  (i) EXCLUSION. -Deleted by the Parties.

                  (ii) TERMINATION OF LEASE. Lessor may terminate this Lease, by notice to Lessee (the "Termination Notice") setting forth the Lease Termination Date, without any right by Lessee to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof. On or before the Lease Termination date, Lessee shall surrender possession of the Premises to Lessor and restore the Premises to the condition required by the terms and conditions of this Lease. Lessor shall immediately become entitled to receive from Lessee all unpaid installments of Minimum Annual Rent, Holdover Rent, Additional Rent, and other charges hereunder, accruing up to and including the Restoration Date.

                  (iii) RE-LEASING. Without terminating this Lease, Lessor may re-enter and repossess the Premises or any part thereof (which shall not constitute an eviction or a surrender of the Lease by Lessee) and lease them to any other person upon such terms as Lessor shall deem reasonable for a term within or beyond the term of this Lease; provided, however, that any such re-leasing prior to termination shall be for the account of Lessee, and Lessee shall remain liable for:

                        (1) All Minimum Annual Rent, Additional Rent and other sums which would be payable under this Lease by Lessee in the absence of such expiration, termination or repossession, less

                        (2) The net proceeds, if any, of any re-leasing effective for the account of Lessee after deducting from such proceeds without limitation, all repossession costs, broker's commissions, attorneys' commissions, attorneys' fees and expenses, employees' expenses, reasonable alteration costs and expenses of preparation for such re-leasing.

                        If the Premises are at the time of default sublet or leased by Lessee to others, Lessor may, as Lessee's agent, collect rents due from any subtenant or other tenant and apply such rents to the rent and other obligations due hereunder without in any way affecting Lessee's obligations to Lessor hereunder. Such agency, being given for security, is hereby declared to be irrevocable.

                  (iv) ACCELERATION OF RENT. Lessor may declare rent and all items of Additional Rent for the entire balance of the then current term immediately due and payable, together with all other charges, payments, costs and expenses payable by Lessee as though such amounts were payable in advance on the date of the event of default occurred.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            C. Except as expressly provided herein no repossession of the
Premises or any part thereof or exclusion of Lessee from the Premises pursuant to subparagraph B above or otherwise shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such exclusion, expiration, or repossession and Lessor may, at its option, sue for and collect rent and other charges due hereunder at any time and from time to time as and when such charges accrue or are accelerated.

            D. With respect to any portion of the Premises which Lessee has not opened for the conduct of its normal business activities, during normal business hours, Lessor may access the Premises, change the locks, and remove all persons and property therefrom and store such property in a public warehouse or elsewhere at the cost of and for the account of Lessee, without service of notice or resort to legal process (all of which Lessee expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Lessor shall have a lien for the payment of all sums agreed to be paid by Lessee herein upon all Lessee's property, which lien is to be in addition to any landlord's lien now or hereafter provided by law.

            E. The parties hereby waive trial by jury in any action, proceeding, or counterclaim brought by either of them against the other on any matters arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Premises and/or any claim of injury or damages. In the event Lessor commences any proceedings for non-payment of rent or Additional Rent, Lessee will not interpose any counterclaim of any nature or description in any such proceedings. This shall not be construed, however, as a waiver of Lessee's right to assert any such claims in any separate action brought by Lessee.

            F. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event this Lease is terminated or Lessee is evicted or dispossessed by reason of violation by Lessee of any of the provisions of this Lease.

            G. In the event of breach or threatened breach by Lessee of any provision of this Lease, Lessor shall have the right of injunction as if other remedies were not provided for herein.

            H. No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            I. If Lessee shall default in the performance of any covenant required to be performed by it under this Lease, Lessor may perform the same for the account and at the expense of Lessee, after first giving notice to Lessee of its intention to do so. If Lessor at any time is compelled to pay or elects to pay, any sum of money or to do any act which will require the payment of any sum of money by reason of the failure of Lessee to comply with any provisions hereof, or if Lessor is compelled to incur any expense, including reasonable counsel fees, in instituting, prosecuting or defending against any action or proceedings instituted by reason of any default of Lessee hereunder, the amount of such payments or expenses shall be paid by Lessee to Lessor as Additional Rent on the next day following such payment or the incurring of such expenses upon which a regular monthly rental is due, together with interest thereon at the rate set forth herein.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            J. No waiver by Lessor of any breach by Lessee of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach or of any other obligation, agreement or covenant, nor shall any forbearance by Lessor to seek a remedy for any breach by Lessee be a waiver by Lessor of its rights and remedies with respect to such or any subsequent breach.

            K. Lessee expressly agrees that the entering of judgment therein shall not bar Lessor from bringing subsequent actions or proceedings from time to time.

                                 *** NOTICE ***

            In Pennsylvania, court decisions provide that a Tenant can waive its due process rights to a deprivation of hearing and notice when it VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY CONSENTS to an agreement containing a cognovit (meaning, CONFESSION OF JUDGMENT) clause. See JORDAN V. FOX, ROTHSCHILD, O'BRIEN & Frankel, 20 F.3d 1250 (3d Cir. 1994) (holding that judgment against a REASONABLY SOPHISTICATED, CORPORATE [OR BUSINESS] DEBTOR who has signed an instrument containing a document permitting judgment by confession as part of a commercial transaction IS ENFORCEABLE in the same manner as any other judgment); RAPPAPORT V. NORLAR, INC., No. 93-4756, 1994 U.S. Dist. Lexis 5754 at *18 (E.D. Pa. April 29, 1994) and GERMANTOWN SAVINGS BANK V. TALACKI, 520, 657 A.2d 1285, 1289 (Pa. Super. Ct. 1995).

            THE FOLLOWING PARAGRAPHS 23(L) AND 23(M) EACH SETS FORTH A WARRANT OF ATTORNEY FOR ANY PROTHONOTARY OR ATTORNEY OF COURT OF RECORD TO CONFESS JUDGMENT AGAINST THE LESSEE. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE, THE LESSEE, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE LESSEE AND WITH KNOWLEDGE OF THE LEGAL EFFECT THEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE LESSEE HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE. IT IS SPECIFICALLY ACKNOWLEDGED BY THE LESSEE THAT THE LESSOR HAS RELIED ON THESE WARRANTS OF ATTORNEY IN EXECUTING THIS LEASE AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS HEREUNDER TO THE LESSEE.

            LESSEE EXPRESSLY WARRANTS AND REPRESENTS THAT THE FOLLOWING WARRANT OF ATTORNEY TO CONFESS JUDGMENT HAS BEEN AUTHORIZED EXPRESSLY BY PROPER ACTION OF THE BOARD OF DIRECTORS OF LESSEE.


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            LESSEE AND LESSOR HEREBY CONSENT TO THE JURISDICTION OF THE COURT OF
COMMON PLEAS OF MONTGOMERY COUNTY PENNSYLVANIA OR THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA FOR ANY PROCEEDING IN CONNECTION HEREWITH, AND HEREBY WAIVE OBJECTIONS AS TO VENUE AND CONVENIENCE OF FORUM IF VENUE IS IN MONTGOMERY COUNTY, PENNSYLVANIA OR IN THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA. IN ANY ACTION OR SUIT UNDER THIS LEASE, SERVICE OF PROCESS MAY BE MADE UPON LESSOR OR ANY LESSEE BY MAILING A COPY OF THE PROCESS
BY FIRST CLASS MAIL TO THE RECIPIENT AT THE RESPECTIVE ADDRESS SET FORTH IN PARAGRAPH 26, INFRA. LESSOR AND LESSEE HEREBY WAIVES ANY AND ALL OBJECTIONS TO SUFFICIENCY OF SERVICE OF PROCESS IF DULY SERVED IN THIS MANNER.

            L. Upon the occurrence of any event of default which is not cured within any period of time herein provided, Lessee, with understanding of the RELINQUISHMENT OF CERTAIN RIGHTS to which Lessee would otherwise be entitled as a matter of law and due process including the right to notice and judicial hearing, hereby irrevocably empowers any prothonotary, clerk or attorney of any court of the Commonwealth of Pennsylvania to appear for Lessee, with or without declaration filed, as of any term, and therein TO CONFESS OR ENTER JUDGMENT AGAINST LESSEE for rent and/or the charges, payments, costs and expenses herein reserved as rent, or herein agreed to be paid by lessee, and then due and unpaid and for interest and costs, together with a reasonable attorney's commission of not less than Ten Percent (10%) of such rents or other charges or expenses then due. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charges reserved as rent or agreed to be paid by Lessee shall fall due or be in arrears.

            M. Upon the occurrence of any event of default which is not cured within any period of time herein provided, Lessee with understanding of the RELINQUISHMENT OF CERTAIN RIGHTS, to which Lessee would otherwise be entitled as a matter of law and due process, including the right to notice and judicial hearing, hereby authorizes and empowers any attorney of any court of record in the Commonwealth of Pennsylvania as attorney for Lessee, as well as for all persons claiming under, by or through Lessee, to appear for Lessee and enter in any competent court, in accordance with the then applicable rules of such court, an action in ejectment for possession of the Premises, without any stay of execution or appeal, against Lessee and all persons claiming under, by or through Lessee and therein CONFESS JUDGMENT FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE PREMISES, for which this Lease (or a copy of thereof) shall be sufficient warrant, whereupon if Lessor so desires, a writ of possession may be issued forthwith, without any prior writ or proceeding whatsoever. It is hereby expressly agreed that if for any reason, after such action has been commenced, the same shall be discontinued, marked satisfied of record or terminated, or possession of the Premises remain in or be restored to Lessee, Lessor shall have the right for the same default, or any subsequent default, to bring one or more actions in the manner herein set forth to recover possession of the Premises.


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            N. In any action involving a confession of judgment by Lessor against Lessee, Lessor shall first cause to be filed in such action an affidavit made by it or someone acting for it, setting forth the facts necessary to authorize the entry of judgment and if a true copy of this Lease (and such affidavit shall be sufficient evidence of the truth of the copy) be filed in such action, it shall not be necessary to file the original as warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding. Lessee hereby releases Lessor and any and all attorneys who may appear for Lessee, from all liability for all errors in said proceedings.

            O. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly and Rules of Civil Procedure, either at the end of the term or earlier termination of this Lease, or for nonpayment of rent or any other reason, Lessee specifically waives the right to the three (3) month notice and to the fifteen (15) or thirty (30) days notice required by the Landlord and Tenant Act of 1951, and agrees that notice under either Pa. R.C.P. 2973.2 or Pa. R.C.P. 2973.3, as amended from time to time, shall be sufficient in either or any such case.

            P. Notwithstanding anything herein elsewhere contained to the contrary, Lessor agrees that Lessor will not exercise any right or remedy provided for in this Lease or allowed by law, because of any default of Lessee, unless Lessor shall first have given written notice thereof to Lessee, and Lessee, (i) within a period of ten (10) days thereafter shall have failed to pay the sum or sums due if the default consists of the failure to pay money, or (ii) if said default shall consist of anything other than the failure to pay the sum or sums due hereunder, Lessee shall have failed within the period of twenty (20) days after notice from Lessor to have cured said default, except that if such default cannot be cured within said twenty (20) days, Lessee shall only be in default if Lessee shall have failed to begin and actively and diligently in good faith proceed with the correction of the default until it shall be fully corrected not later than sixty (60) days after such notice; provided, further, however, that no such notice from Lessor shall be required nor shall Lessor be required to allow any part of the said notice periods if Lessee shall have removed from or shall be in the course of removing from the Premises in violation of Paragraph 28, INFRA., or Lessee shall have failed to provide any insurance required by this Lease or if a Petition in Bankruptcy or for reorganization shall have been filed by or against the Lessee resulting in an order for relief in bankruptcy, or for reorganization, or if a receiver or trustee is appointed for Lessee and such appointment and such receivership or trusteeship is not terminated within sixty (60) days, or if Lessee makes an assignment for the benefit of creditors, or if Lessee is levied upon and is about to be sold out upon the Premises by any sheriff, Marshall or constable, or if Lessee violates any of the provisions of Paragraph 10 (B), INFRA., dealing with Hazardous Substances. Notwithstanding Lessor shall not be required to give any notice called for by this Paragraph of the Lease more than two (2) times within any Lease Year.


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      24. ALTERATIONS AND ADDITIONS.

            A. Lessee may, at its own cost and expense, install additional improvements ("Alterations and Improvements") upon the Premises, provided that such Alterations and Improvements shall not adversely affect the roof of the Premises or the Building, generally, or any Systems contained therein.

            B. All such Alterations and Improvements, costing , in their entirety over the sum of $5,000.00, shall be in accordance with plans and specifications to be supplied by Lessee, which plans shall in all instances first be subject to Lessor's prior written approval, ("Lessor's Approval") which shall not be unreasonably withheld. Lessee shall provide Lessor with evidence that each contractor performing Alterations and Improvements on the Premises has adequate workmen's compensation insurance and general liability insurance in the amount of at least Two Million Dollars ($2,000,000.00) for bodily injury or death to any person or persons and property damage, on an occurrence basis, together with a certificate from the insurer who shall be reasonably satisfactory to Lessor, to the effect that such insurance may not be cancelled or substantially modified without at least thirty (30) days' prior written notice to Lessor. Lessor's Approval is intended solely for purposes of this Paragraph 24, to provide Lessor with notice of all Alterations and Improvements, and the opportunity to reject any adverse effect on Lessor's obligations under this Lease. Lessor's Approval shall not signify approval by Lessor of the design or functionality of any Alterations and Improvements and shall not confer any rights whatsoever on third parties.

            C. To the extent permitted by law, no Alterations or Improvements at the Premises shall be done except after filing a waiver of the right to file any lien therefor (commonly known as "mechanic's lien") in the local prothonotary's office or elsewhere as provided by law, so as to constitute an effective waiver by anyone having a right to file such a lien.


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            D. As to Alterations and Improvements installed with prior Lessor's
Approval, Lessee may, or at Lessor's demand given at the time of Lessor's initial approval of the work,, shall remove all Alterations and Improvements prior to the end of the term of this Lease and Lessee shall at its own cost and expense, return the Premises to its condition as of the Lease Commencement Date, ordinary wear and tear and damage by insured casualty excepted. In the event, in violation of subparagraph B hereof, Lessee installs Alterations and Improvements upon the Premises without prior Lessor's Approval, Lessee shall remove all Alterations and Improvements prior to the end of this Lease, at its own cost and expense, returning the Premises to its condition as of the Lease Commencement Date. In the event Lessee shall fail to remove the Alterations and Improvements and restore the Premises, as herein provided, Lessor shall have the right to go upon the Premises and do so, and Lessee agrees to pay the cost thereof as Additional Rent. Additionally, Lessor may decline to accept surrender of the Premises by Lessee so long as such Alterations and Improvements have not been removed and until removal of the same, Lessee shall be deemed to have held over under the provisions of paragraph 2(B), SUPRA. With respect to those Alterations and Improvements which, with Lessor's consent, have remained upon the Premises at the end of the term of this Lease, Lessee agrees that title to the same shall vest in Lessor.

            E. If as a result of any Alterations and Improvements which may be made to the Premises by the Lessee, either pursuant to this clause or without Prior Lessor's Approval, any person and/or property shall be injured and/or damaged, the liability therefor shall be the sole responsibility of Lessee.

            F. In making any Alterations and Improvements, Lessee shall comply with any and all laws, statutes, ordinances, rules, regulations and requirements of the municipal and other duly constituted governmental authorities and insurance organizations.

      25. EXTENSIONS AND RENEWALS.

            A. EXTENSIONS. It is hereby mutually agreed that in the event Lessee has not given the "Preliminary Renewal Notice" as defined in subparagraph 25(B), or has given the Preliminary Renewal Notice but has withdrawn the same, Lessee may terminate this Lease at the end of this term and any Renewal Term or Extension Term, by giving to Lessor written notice at least one hundred fifty
(150) days prior thereto, and Lessor may terminate this Lease at the end of this term and any Renewal Term or Extension Term by giving to Lessee written notice at least one hundred twenty (120) days prior thereto (each an "Expiration Notice"); but in default of an Expiration Notice given by either party in the manner provided herein, this Lease shall continue for an extension term of one
(1) year ("Extension Term"), commencing the day after the expiration of the current term, upon the terms and conditions in force immediately prior to the expiration of the then-current term, Extension Term or Renewal Term (except for the Minimum Annual Rent, which shall be computed in subparagraph 25(C)(iii)), and so on from year to year, unless terminated by the giving of an Expiration Notice within the times and in the manner aforesaid. In the event that Lessee or Lessor shall have given an Expiration Notice, and Lessee shall fail or refuse to completely vacate the Premises and restore the same to the condition required in this Lease on or before the date designated in the Expiration Notice (the "Expiration Date"), then it is expressly agreed that Lessor shall have the option either:


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            (i) to disregard the Expiration Notice as having no force and effect, whereupon the Expiration Notice shall be null and void, ab initio, as if never given; or

            (ii) treat Lessee as Holding Over, in accordance with paragraph 2(B) hereof.

            All powers granted to Lessor by this Lease shall be exercised and all obligations imposed upon Lessee by this Lease shall be performed by Lessee as well during any Extension Term or Renewal Term of this Lease as during the original term hereof.

            Notwithstanding anything set forth in subparagraph 25(A) to the contrary, if the term of this Lease is not previously terminated, the term of this Lease shall end absolutely, without further notice, at 11:59 p.m. on the day previous to the 29th anniversary of the Lease Commencement Date.

      B. OPTIONS TO RENEW.

                  (i) Provided Lessor has not previously given Lessee a notice under paragraph 23(P) hereof, and Lessee is not in default under the terms of this Lease at the end of the original term, Lessee shall have the right and privilege, at its election, to renew the term of this Lease for an additional period of five (5) years commencing upon the day after the expiration of the term hereof and terminating five (5) years thereafter without further notice. Such one year period is hereinafter referred to as the "First Renewal Term".

                        In order to exercise said option, Lessee must give Lessor written notice of its election to renew ("Preliminary Renewal Notice") at least one hundred eighty (180) days prior to the expiration of the term hereof. Said renewal shall be on the same terms and conditions as herein provided for the original term except that the Minimum Annual Rent shall be calculated as set forth in subparagraph 25(C). In the event Lessee does not exercise its option to renew within the time set forth, the second option to renew set forth in subparagraph 25(B)(ii) hereof shall terminate and the provisions of subparagraph 25(A) shall apply.


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                  (ii) Provided Lessor has not previously given Lessee a notice under paragraph 23(P) hereof, and Lessee is not in default under the terms of this Lease at the end of the First Renewal Term and Lessee has exercised its first option to renew, as set forth in subparagraph 25(B)(i) hereof, Lessee shall have the right and privilege, at its election, to renew the term of this Lease for an additional period of five (5) years commencing upon the day after the expiration of the First Renewal Term and terminating five (5) years thereafter without further notice. Such one year period is hereinafter referred to as the "Second Renewal Term".

                        In order to exercise said option, Lessee must give Lessor Preliminary Renewal Notice at least one hundred eighty (180) days prior to the expiration of the First Renewal Term. Said second renewal shall be on the same terms and conditions as herein provided for the First Renewal Term, except that the Minimum Annual Rent shall be calculated as set forth subparagraph 25(C). In the event Lessee does not exercise its second option to renew within the time set forth, the provisions of subparagraph 25(A) shall apply.

            C. COMPUTATION OF MINIMUM ANNUAL RENT IN THE EVENT OF RENEWAL.

                  In the event of exercise of the option to renew this Lease by Lessee in accordance with the terms of subparagraph (B), commencing with the rental payment due on the first day of the Renewal Term, the Minimum Annual Rent shall be the greater of the Minimum Annual Rent set forth in this Lease for the last Lease Year of the original term or the fair market rental. The fair market rental shall be determined as follows:

                  (i) Within fifteen (15) days from receipt of the Preliminary Renewal Notice, Lessor shall advise Lessee of the fair market rental of the Premises as of the commencement of the Renewal Term, by notice hereunder, including examples of rentals for comparable space in the Bucks and Montgomery County areas. In no event shall the fair market rent exceed the product of .03 multiplied by the number of whole years or portions thereof, between the Lease Commencement Date and the first day of the applicable Renewal Term. In the event Lessee is dissatisfied with the fair market rental as specified by Lessor, it may withdraw the Preliminary Renewal Notice, by notice to Lessor, given at least one hundred fifty-one (151) days prior to the end of the term.

                  (ii) The new Minimum Annual Rent, effective on or after the first day of the Renewal Term and for the balance of said Renewal Term, shall be the greater of the fair market rent set forth in Lessor's notice (as limited above in sub-paragraph (i)) or the Minimum Annual Rent as set forth in this Lease for the last year of the original term, whichever is applicable. This Minimum Annual Rent shall be payable in equal monthly installments commencing on the first day of the Renewal Term and on the first day of each month thereafter during the said Renewal Term.


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                  (iii) For extensions of this Lease under subparagraph 25(A), the Minimum Annual Rent during a one-year Extension Term shall be the greater of the Minimum Annual Rent for the previous Lease Year or the fair market rent (as limited above) for the Premises as of the commencement of the Extension Term, as determined by Lessor, payable in monthly installments on the first day of each month during the Extension Term.

      26. PLACE OF PAYMENT OF RENT AND NOTICES.

            All rent shall be payable without notice or demand and all notices shall be given to Lessor by registered or certified mail, return-receipt requested, or by nationally-recognized private delivery service issuing return-receipts, at the following address or at such address as Lessor may designate by notice to Lessee:

            Nappen & Associates t/a 309 Development Company
            171 Corporate Drive
            Montgomeryville, PA 18936

            All notices required to be given by Lessor to Lessee shall be sufficiently given if sent by registered or certified mail, return-receipt requested, or by nationally-recognized private delivery service issuing return-receipts, to the Premises or to such other place as Lessee may designate by notice to Lessor.

            All notices or consents required by this Agreement shall be in writing.

      27. CONDITION OF PREMISES AT TERMINATION.

      At the expiration of the term hereof, Lessee shall surrender the Premises to Lessor in good order and condition, all Systems in good operating condition, broom clean, free of all trash and debris (interior and exterior), and all Alterations and Improvements designated for removal under the provisions of paragraph 24, supra., having been removed, damage by insured casualty alone excepted. Provided Lessee is not in default hereunder, all furniture and trade fixtures installed at the expense of Lessee shall remain the property of Lessee. Provided Lessee is not in default hereunder, Lessee shall have the right to remove fixtures and/or equipment installed by Lessee in the herein demised Premises during the term of this Lease and any Renewal Term or Extension Term. Lessee agrees to repair at its cost and expense any damage done to the Premises by reason of the removal of such fixtures and/or equipment.


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      28. VACATION.

            Lessee shall not vacate or desert the Premises during the term of this Lease or permit the same to be empty and unoccupied during normal business hours, without taking adequate measures to secure the Premises, reasonably satisfactory to Lessor.

      29. NET LEASE.

            The parties intend this to be a "fully net" Lease pursuant to which the rent payable hereunder shall be an absolutely net return to Lessor for the term of this Lease, undiminished by the taxes, or any of them or any part thereof or any other carrying charges, maintenance charges (except for Lessor's responsibilities under Article 6 (B), SUPRA) or any other charges of any kind or nature whatsoever except any mortgage now or hereafter placed upon the Premises and Lessor shall not be required to perform any services or furnish any utilities of any kind or nature whatsoever except as otherwise set forth herein. Lessor may discontinue at any time, any and all facilities furnished and services rendered by Lessor not expressly covenanted for herein or required to be furnished or rendered by law; it being understood that they constitute no part of the consideration for this Lease.

      30. MISCELLANEOUS.

            A. PARTIES BOUND-NO SET OFF. Subject to the provisions of this Lease regarding consent by Lessor, this Lease shall be binding upon the parties hereto and shall be binding upon and inure to the benefit of and be enforceable by their respective successors and assigns. Lessee may not set off any amount owed to it, or claimed to be owed to it, by Lessor against any rent due to Lessor pursuant to the terms of this Lease.

            B. WAIVER OF CUSTOM. Lessor shall have the right at all times, any law, usage or custom notwithstanding, to enforce strictly the provisions of this Lease, and the failure of Lessor at any time or times, strictly to enforce any provision hereof, shall not be construed as having created a custom or waiver in any way contrary to the specific provisions of this Lease or as having in any way or manner modified this Lease.

            C. NUMBER AND GENDER. For the purposes of this Lease, the singular shall include the plural and the plural shall include the singular and the masculine shall include the feminine and the neuter, as the context may require. The word "Lessor" as used herein shall mean the owner from time to time of the fee or equitable title to the Premises and upon transfer of the fee or equitable title, the person named herein as Lessor shall have no further liability or obligation hereunder.


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            D. CAPTIONS. The captions contained herein are for the convenience of the parties only. They do not in any way modify, amplify, alter or give full notice of the provisions hereof.

            E. AMENDMENTS. This Lease may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            F. PARTIAL INVALIDITY. If any clause or provision of this Lease or the application thereof to any person or in any circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such clause or provision to persons or in circumstances other than those as to which it is valid or unenforceable, shall not be affected thereby, and each clause and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

            G. GOVERNING LAW. This Lease shall be governed by the laws of the Commonwealth of Pennsylvania.

            H. LESSOR'S SIGNS. Lessor shall have the right to display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this Lease, or any time within three (3) months prior to the expiration of this Lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all said signs shall be placed upon such part of the Premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or tenants, authorized by Lessor may inspect the Premises at reasonable hours at any time on reasonable advanced notice to Lessee so as to minimize the effect of same on Lessee's use and enjoyment of the Premises.

            I. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the parties hereto. Except as set forth herein, there are no promises, representations or understandings between the parties of any kind or nature whatsoever.

            J. EFFECTIVENESS. The furnishing of the form of this Lease shall not constitute an offer and this Lease shall become effective upon and only upon its execution by and delivery to each party hereto.


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            K. TIME OF THE ESSENCE. All times set forth herein shall be of the essence of this agreement.

            L. BROKERS. Neither the Lessee nor the Lessor has taken any action or knows of any circumstances which would make any party hereto liable for any brokerage, finder's fees, or similar payment (a "Commission") except Lessor's obligation to pay a Commission to Hart Corporation ("Broker"), a licenced real estate broker in the Commonwealth of Pennsylvania, under the terms and conditions of a separate agreement. In the event Lessee employs or engages a real estate agent, broker, finder, or other representative, other than Broker, (an "Other Broker") to represent it in connection with an extension or renewal of the Lease, or a purchase of the Premises, and a Commission is claimed by the Other Broker, Lessee shall be solely responsible for the payment of Other Broker's Commission and Lessee shall indemnify Lessor and hold it harmless from any liability for payment of Other Broker's Commission. Each party agrees to indemnify the other, if contrary to any term representation or warranty set forth in this Article, any such party should become liable for the payment of any Commission, except as aforesaid.

      31. BANKRUPTCY OR INSOLVENCY.

            A. If a petition is filed by or an order for relief is entered against Lessee under Chapter 7 of the Bankruptcy Code and the trustee of Lessee elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of Paragraphs 31(B) and 31(D) of this Lease are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within sixty (60) days after his appointment, this Lease shall be deemed to have been rejected. Lessor shall then immediately be entitled to possession of the Premises without further obligation to Lessee or to the trustee and this Lease will be cancelled. Lessee's rights to be compensated for damages in the bankruptcy proceeding, however, shall survive.

            B. If Lessee files a petition for reorganization under Chapter 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against Lessee under any other chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and Lessee's trustee or Lessee as a debtor-in-possession fails to assume this Lease within sixty (60) days of filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. The election to assume this Lease must be given by notice hereunder and, in Lessor's business judgment, all of the following conditions, which Lessor and Lessee acknowledge to be commercially reasonably, must have been satisfied:


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                  (a) The trustee or the debtor-in-possession has cured or has provided to the Lessor adequate assurance, as defined in this Paragraph, that:

                        (i) The trustee will cure all monetary defaults under this Lease within ten (10) days from the date of the assumption; and

                        (ii) The trustee will cure all non-monetary defaults under this Lease within thirty (30) days from date of assumption.

                  (b) The trustee or the debtor-in-possession has compensated Lessor, or has provided to Lessor adequate assurance as defined in this Paragraph, that within ten (10) days from the date of the assumption, Lessor will be compensated for any pecuniary loss it incurred arising from the default of the Lessee, the trustee or the debtor-in-possession as recited in Lessor's written statement of pecuniary loss sent to the trustee or the debtor-in-possession by notice hereunder.

                  (c) The trustee or the debtor-in-possession has provided Lessor with adequate assurance of the future performance of each of Lessee's obligation under the Lease; provided, however, that:

                        (i) The trustee or debtor-in-possession will also deposit with Lessor as security for the timely payment of rent, an amount equal to three months Minimum Annual Rent and Additional Rent accruing under this Lease on a fully gross basis;

                        (ii) The obligations imposed upon the trustee or the debtor-in-possession will continue for Lessee after the completion of bankruptcy proceedings.

                  (d) Lessor has determined that the assumption of the Lease will not breach any provision in any other lease, mortgage, refinancing agreement or other agreement by which Lessor is bound relating to the Premises.

                  (e) For purposes of this Paragraph, "adequate assurance" means that:

                        (i) Lessor will determine that the trustee or the debtor-in-possession has, will continue to have, sufficient unencumbered assets after payment of all secured obligations and administrative expenses to assure Lessor that the trustee or debtor-in-possession will have sufficient funds to fulfill Lessee's obligations under this Lease.

                        (ii) An order will have been entered segregating sufficient cash payable to Lessor and/or a valid and perfected first lien in security interest will have been granted in property of Lessee, trustee or debtor-in-possession that is acceptable for value in kind to Lessor to secure to Lessor the obligation of the trustee or debtor-in-possession to cure the monetary or non-monetary defaults under this Lease within the time periods set forth above.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            C. In the event that this Lease is assumed by a trustee appointed to
Lessee or by Lessee as debtor-in-possession under the provisions of Paragraph 31(B) of this Lease, and thereafter Lessee is either adjudicated bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Lessor may terminate, at its option, this Lease and all of Lessee's rights under it, by giving notice of Lessor's election to terminate.

            D. If the trustee or the debtor-in-possession has assumed the Lease, under the terms of subparagraphs (A) or (B) hereof, to assign or to elect to assign Lessee's interest under this Lease of the estate created by that interest to any other person, that interest or estate may be assigned only if Lessor acknowledges in writing that the intended assignee has provided adequate assurance, as defined in this subparagraph (D), of future performance of all of the terms, covenants and conditions of this Lease to be performed by the Lessee.

            For the purpose of this subparagraph (D), "adequate assurance of future performance" means that the Lessor has ascertained that each of the following conditions have been satisfied:

                  (a) The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by Lessor to be sufficient to assure the future performance by the assignee of Lessee's obligations under this Lease;

                  (b) If requested by Lessor, the assignee will obtain guaranties in form and substance satisfactory to Lessor from one or more persons who satisfy Lessor's standards of creditworthiness;

                  (c) Lessor has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which Lessor is bound to enable Lessor to permit the assignment.

            E. When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, the charges will not be less than the minimum monthly rent and all Additional Rent accruing hereunder on a fully gross basis.

            F. Neither Lessee's interest in the Lease or any estate of Lessee created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity or otherwise by operation of law under the laws of any state having jurisdiction over the person or property of Lessee ("State Law") unless Lessor consents in writing to this transfer. Lessor's acceptance of rent or any other payments from any trustee, assignee, receiver, person or entity will not be deemed to have been waived, or waive, the need to obtain Lessor's consent or Lessor's right to terminate this Lease for any transfer of Lessee's interest under this Lease without this consent.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            G. Lessor may terminate, at its option, by giving Lessee written notice of this election, this Lease and all of Lessee's rights under this Lease if any of the following events occur:

                  (a) Lessee's estate created by this Lease is taken in execution or by other process of law;

                  (b) Lessee or any guarantor of Lessee's obligations under this Lease ("Guarantor") is adjudicated insolvent pursuant to the provisions of any present or future insolvency law under the laws of any state having jurisdiction;

                  (c) Any proceedings or filings by or against that Guarantor under the Bankruptcy Code or any similar provisions of any future federal bankruptcy laws;

                  (d) A receiver or trustee of the property of Lessee or the Guarantor is appointed under State Law by reason of Lessee's or Guarantor's insolvency or inability to pay its debts as they become due or otherwise; or

                  (e) Any assignment for the benefit of creditors is made of Lessee's or Guarantor's property under State Law.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound, as of the day and year last below written.

                                        NAPPEN & ASSOCIATES, A
                                        PENNSYLVANIA LIMITED PARTNERSHIP
                                        T/A 309 DEVELOPMENT COMPANY
Dated:

                                        By:
                                           ---------------------------------
                                             Robert W. Nappen
                                             General Partner


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                        ESW AMERICA, INC.,
                                        A DELAWARE CORPORATION


                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------

Dated:
                                        Attest:
                                               -----------------------------
                                        Title:
                                              ------------------------------
(CORPORATE SEAL)

                                        TIN NO.
                                               -----------------------------


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                            LEASE AMENDMENT AGREEMENT

      THIS LEASE AMENDMENT AGREEMENT is made as of the last date endorsed hereon ("Effective Date"), by and between NAPPEN & ASSOCIATES, A PENNSYLVANIA LIMITED PARTNERSHIP, T/A 309 DEVELOPMENT COMPANY ("Lessor")

                                      A N D

      ESW AMERICA, INC., A DELAWARE CORPORATION, DULY REGISTERED TO DO BUSINESS IN THE COMMONWEALTH OF PENNSYLVANIA ("Lessee").

                               BASIS OF AGREEMENT

      A. By Lease Agreement dated November 16, 2004, Lessor demised and leased to Lessee and Lessee hired from Lessor that certain premises situate in Montgomery Township, Montgomery County, Pennsylvania, known and numbered Lot No. 2, Bethlehem Pike Industrial Center, together with the building ("Building") containing approximately 40,220 sq. ft., more or less, and improvements constructed thereon, such ground, Building and improvements being hereinafter called the "Premises".

      B. Lessor and Lessee desire to amend and supplement the Lease in certain material respects.

      NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

      1. Paragraph 2 of the Lease is hereby deleted in its entire and the following substituted therefore:

      "2. TERM.

            A. The term of this Lease shall be five (5) years, sixteen (16) days commencing January 15th, 2005 ("Lease Commencement Date") and expiring at 11:59 p.m. on January 31st, 2010, unless extended, renewed or previously terminated, as hereinafter set forth. For purposes of this Lease the date of expiration of the latest term, Renewal Term (as hereinafter defined) or Extension Term (as hereinafter defined) of this Lease shall be termed the "Lease Termination Date".


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            B. If Lessee remains in possession of the Premises, (including failure to restore the same to the condition required hereunder being deemed to constitute possession of the Premises) after the Lease Termination Date, (a "Holding Over"), without the prior written consent of Lessor, such Holding Over shall create a Holding Over tenancy from month to month, commencing on the day after the Lease Termination Date (the "Holdover Term"), with respect to the Premises on all of the same terms and conditions as are in effect on the last day of the preceding term, except that the monthly installment of Minimum Annual Rent payable during each Holdover Term shall be increased to an amount equal to three times the monthly installment of Minimum Annual Rent in effect on the last day of the preceding term (the "Holdover Rent"). Notwithstanding anything set forth to the contrary, Lessor may cancel the Holdover Term at any time within such Holding Over tenancy upon five (5) days prior notice to Lessee, but such cancellation notwithstanding, Holdover Rent shall accrue and shall be payable by Lessee until such time ("Restoration Date") as Lessee vacates fully the Premises and restores the same to the condition required hereunder.

            C. Lessor shall not be liable to Lessee in any respect in the event that Lessor is unable to complete the LR Tenant Improvements by January15th 2005, provided Lessee shall not be required to pay any installment of Minimum Annual Rent (as hereinafter defined) or Additional Rent (as hereinafter defined) until such time as Lessor substantially completes the LR Tenant Improvements (i.e., the LR Tenant Improvements are completed to the extent, Lessee can use the Premises for the purposes set forth in Sub-Article 1c).

            D. Lessee is hereby granted a license to occupy the Premises for the period commencing November 1, 2004, and ending January 14th, 2005, at Midnight. ("License Period"). During the License Period, all of the terms and conditions of this Lease shall be in full force and effect with the exception of Paragraph 3, INFRA., so that no Minimum Annual Rent will be payable during the License Period, and Paragraph 4, INFRA., so that no Additional Rent will be payable during the License Period."

      2. Paragraph 3 of the Lease is hereby deleted in its entirety and the following substituted therefor:

      "3. MINIMUM ANNUAL RENT.

            The minimum rent for the period commencing January 15th 2005 and ending January 31st 2005 shall be Dollars *** to be paid at the time of signing this Lease. The minimum annual rent ("Minimum Annual Rent"), thereafter, payable by Lessee to Lessor shall be *** per Lease Year( meaning each consecutive period of twelve (12) months commencing February 1, 2005 and each yearly anniversary thereof), lawful money of the United States of America, payable in monthly installments in advance during the balance of the term of this Lease in sums of *** on the first day of each month, commencing February 1st, 2005."


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      3 RATIFICATION.

            PARAGRAPHS 23(L) AND 23(M) OF THE LEASE EACH SETS FORTH A WARRANT OF ATTORNEY FOR ANY PROTHONOTARY OR ATTORNEY OF COURT OF RECORD TO CONFESS JUDGMENT AGAINST THE LESSEE. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE, THE LESSEE, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE LESSEE AND WITH KNOWLEDGE OF THE LEGAL EFFECT THEREOF, KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVED ANY AND ALL RIGHTS THE LESSEE HAD OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE. IT IS SPECIFICALLY ACKNOWLEDGED BY THE LESSEE THAT THE LESSOR HAS RELIED ON THESE WARRANTS OF ATTORNEY IN EXECUTING THIS LEASE AMENDMENT AGREEMENT AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS HEREUNDER TO THE LESSEE.

            LESSEE EXPRESSLY WARRANTS AND REPRESENTS THAT THE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT HAVE BEEN AUTHORIZED EXPRESSLY BY ALL OF THE PARTNERS OF LESSEE, IF A PARTNERSHIP, OR BY PROPER ACTION OF THE BOARD OF DIRECTORS OF LESSEE, IF A CORPORATION.

            Lessee and Lessor, jointly and severally, acknowledge and confirm that the Lease contains paragraphs 23(L), which paragraph permits the Lessor to CONFESS JUDGMENT AGAINST LESSEE FOR MONEY DAMAGES and that the Lease contains paragraph 23(M), which paragraph permits the Lessor to CONFESS JUDGMENT FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE PREMISES upon the expiration of the then current term of the Lease. The parties hereto further acknowledge and agree that nothing contained herein can be construed to impair in any manner whatsoever Lessor's ability to confess judgment against Lessee pursuant to the terms of the Lease.

            In all other respects, the terms and conditions of the Lease not inconsistent with the terms hereof are hereby ratified and confirmed and shall remain in full force and effect during the term of the Amended Lease.


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound, as of the day and year last below written.


                                       NAPPEN & ASSOCIATES, A
                                       PENNSYLVANIA LIMITED PARTNERSHIP
                                       T/A 309 DEVELOPMENT COMPANY
Dated:

                                       By:
                                          ------------------------------------
                                             Robert W. Nappen
                                             General Partner


                                       ESW AMERICA, INC.,
                                       A DELAWARE CORPORATION


                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

Dated:
                                       Attest:
                                              --------------------------------
                                       Title:
                                             ---------------------------------
(CORPORATE SEAL)

                                       TIN NO.
                                              --------------------------------


Certain information in this document denoted by the symbol *** has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                    ESWW-A-4